UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2005

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other Jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

1259 Northwest 21st Street
Pompano Beach, Florida 33069

(Address of principal executive office and zip code)

(954) 917-7665

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On November 15, 2005 the Company held a conference call with the investment community to discuss its financial results for the third quarter ended September 30, 2005. The conference call was broadly accessible to the public by dial-in conference call. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(c )

Exhibits.

Exhibit No.

Description

    99.1

Transcript of conference call held by Imperial Industries, Inc. on November 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL INDUSTRIES, INC.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr. Principal Executive Officer/ Chief Financial Officer

Dated:   November 21, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of conference call held by Imperial Industries, Inc. on November 15, 2005